CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) $ in Thousands	Dec. 31, 2019 USD ($)
Reconciliation of cash and cash equivalents and restricted cash reported within the consolidated balance sheets
Cash and cash equivalents	$ 86,083
Restricted cash	111
Long-term restricted cash	2,252
Cash included in discontinued operations	2,773
Total cash and cash equivalents and restricted cash	$ 91,219